UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Tenaya Acquisitions Company
             (Exact name of registrant as specified in its charter)


                Nevada                                    46-3033100
(State of Incorporation or organization)    (I.R.S. Employer Identification No.)

1930 Village Center Circle #3-201, Las Vegas, NV             89134
    (Address of principal executive offices)               (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                      Name of each exchange on which
       to be so registered                      each class is to be registered
       -------------------                      ------------------------------

11,000,000 Shares of Common Stock                           OTC-BB

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box [ ]

Securities Act registration statement file number to which this form relates:
333-189900

       Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

Common Stock, 11,000,000 Shares authorized, par value $.001

ITEM 2. EXHIBITS

None.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  Tenaya Acquisitions Company


                                  By: /s/ Brian Blaszczak
                                     ------------------------------------
                                     Brian Blaszczak
                                     Chief Executive Officer

                                     Date: September 18, 2013